UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 3, 2013

Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:
(408) 548-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On September 3, 2013, Finisar Corporation (the “Company”) held its annual meeting of stockholders. At the annual meeting, the following matters were submitted to a vote of the Company's stockholders, with the voting results set forth below.

1.	The Company's stockholders elected the following two persons to serve as Class II directors, to hold office for three-year terms:

Name	For	Withheld	Broker Non-Votes
Jerry S. Rawls	70,295,397	2,723,166	13,514,558
Robert N. Stephens	71,795,650	1,222,913	13,514,558

2.	The Company's stockholders ratified the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending April 27, 2014:

Votes For:	85,710,225
Votes Against:	653,883
Abstain:	169,013
Broker Non-Votes:	—

3.
The Company's stockholders approved a non-binding advisory resolution regarding the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement for the annual meeting:

Votes For:	69,649,823
Votes Against:	3,173,605
Abstain:	195,135
Broker Non-Votes:	13,514,558

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 5, 2013

Finisar Corporation
By:	/s/ Christopher E. Brown
Christopher E. Brown
Executive Vice President, General Counsel and Secretary

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